EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form S-8 (File Nos.  333-29135,  333-05225,  33-54293,  33-41598,
33-5814,  33-14194,  2-64255,  2-72936, 2-82780,  33-2092,  33-59051,  33-54400,
333-39684) of Ionics, Incorporated of our reports dated March 19, 2001, relating to the consolidated financial statements which appear in Exhibit 13 in this Form 10-K and the financial statement schedule included herein.

/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
March 19, 2001